                       SEMIANNUAL REPORT / APRIL 30 2000

                           AIM LARGE CAP GROWTH FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                                [ COVER IMAGE ]

                      ------------------------------------

                                 THE BLUE VASE

                      BY PAUL CEZANNE (1893-1906, FRENCH)

          CEZANNE'S MAGNIFICENT STILL LIFES HAVE WITHSTOOD THE TEST OF

           TIME TO BECOME CLASSIC EXAMPLES OF POSTIMPRESSIONISM. LIKE

           THESE MASTERPIECES, THE COMPANIES IN AIM LARGE CAP GROWTH

              FUND ARE ALSO RECOGNIZED AS LEADERS IN THEIR FIELDS.

                      ------------------------------------

AIM Large Cap Growth Fund is for shareholders who seek long-term growth of capital through investments primarily in large-capitalization company securities. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000 Index at the time of purchase.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o Had the advisor not waived fees and expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns as of the close of the reporting period are shown in a table in the managers' overview on the pages that follow. In addition, industry regulations require us to provide average annual total returns, including sales charges, as of 3/31/00 (the most recent calender-quarter end), which were: Class A shares, inception (3/1/99), 60.52%, 1 year, 55.91%. Class B shares, inception (4/5/99), 53.08%
    (cumulative total return). Class C shares, inception (4/5/99), 57.08% (cumulative total return).
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to other currencies, the custody arrangement made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns are attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Large Cap Growth Index represents an average of the performance of the 30 largest large-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
                 THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                            AIM LARGE CAP GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    When we started AIM in 1976, we had only a table, two chairs
    [PHOTOS OF      and a telephone. At the time, Bob Graham, Gary Crum and I
     Charles T.     had the idea of creating a mutual fund company that put
       Bauer        people first. Our slogan, "people are the product," means
    Chairman of     that people--our employees and our investors--are our
   the Board of     company.
     THE FUND           Almost a quarter-century later, we've grown to more than
   APPEARS HERE]    seven million investors, $176 billion in assets under
                    management and 53 retail funds. Over that time, the industry
     [PHOTO OF      as a whole has grown from $51 billion in assets to more than
      Robert H.     $7 trillion today. I never dreamed we would see such
       Graham       phenomenal growth. You are the main reason for our success,
   APPEARS HERE]    and I want you to know how much I appreciate your loyalty
                    and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.



                            AIM LARGE CAP GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



FUND HANDILY OUTPERFORMS BENCHMARK INDEXES

HOW DID AIM LARGE CAP GROWTH FUND PERFORM OVER THE LAST SIX MONTHS?
For the six months ended April 30, 2000, AIM Large Cap Growth Fund delivered outstanding returns and outperformed its benchmark indexes. The fund's Class A shares returned 47.12%, Class B shares returned 46.58% and Class C shares returned 46.45% at net asset value, that is, without sales charges. Those returns significantly exceeded the Russell 1000 Index's 9.72% and the Lipper Large-Cap Growth Index's 16.31% returns for the reporting period. The fund's strong performance was largely attributable to the continued appreciation of its high-quality technology holdings.
    The fund's assets continue to grow rapidly. Net assets grew from $5.6 million one year ago to $13.9 million six months ago to $73.6 million on April 30, 2000.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS DURING THE REPORTING PERIOD? U.S. equity markets experienced significant volatility during the last six months. Many technology stocks that soared in 1999 came crashing back to earth in early 2000 as investors questioned those stocks' valuations. Many investors abandoned dot-com stocks, concerned that they were overvalued, lacked a clear business model and might never make a profit.
    But even the stocks of large, historically profitable old-economy companies were not immune to price declines if it appeared they might not meet earnings expectations. Investors increasingly focused on corporate profits, and many companies that failed to deliver profits to their shareholders were punished.
    There were many reasons for the markets' heightened volatility, including continued interest-rate hikes by the Federal Reserve Board (the Fed) and sometimes contradictory economic indicators. The Fed raised short-term interest rates five times during the last year for a total increase of 125 basis points (1.25%) in a preemptive effort to contain inflation. (On May 16, shortly after the close of the reporting period, the Fed raised short-term interest rates by an additional 50 basis points and signaled it may raise rates further.)
    For all the headline-making one-day dips and dives in one market benchmark or another, it is worth noting that the most widely followed market indexes all produced positive returns for the six months covered by this report. The S&P 500 rose 7.18%; the Dow eked out a 0.79% gain; and even the Nasdaq, which provoked the most hand-wringing, was up an impressive 30.14%.

HAS MARKET VOLATILITY AFFECTED ALL STOCKS EQUALLY?
Not all stocks have been equally volatile. Much of the volatility has been concentrated among profitless Internet stocks with high valuations--the kind of stocks to which the fund has little exposure. The stocks of larger, more established companies have been comparatively stable. While the technology-laden Nasdaq was down 5.13% for the first four months of 2000, the S&P 500 Index was down only 0.79%.

HOW WAS THE FUND'S PORTFOLIO POSITIONED AT THE CLOSE OF THE REPORTING PERIOD? The fund held a relatively concentrated portfolio of just 51 stocks on April 30, 2000--down from 67 six months earlier. Major sectors represented in the portfolio at the reporting period's close were technology (58.8% of the portfolio), health care (10.9%), consumer cyclicals (7.1%) and consumer staples (5.7%). Within the technology sector, the fund held stock in a variety of well-established technology companies in the communications equipment, computer software and services and semiconductor electronics industries. Non-technology holdings included retail (6.1%), broadcasting (5.7%) and diversified health care (4.8%).
    Technology stocks accounted for approximately 41% of the fund's holdings at the beginning of the period and approximately 59% at its close. We reduced our health-care holdings because some health-care companies face potential problems; some pharmaceutical manufacturers face patent expirations, managed-care companies have seen rising costs and reduced government

CUMULATIVE TOTAL RETURNS

For the six months ended 4/30/00,
excluding sales charges

================================================================================
FUND CLASS A SHARES              47.12%
FUND CLASS B SHARES              46.58%
FUND CLASS C SHARES              46.45%
LIPPER LARGE-CAP GROWTH INDEX    16.31%
RUSSELL 1000 INDEX                9.72%
================================================================================

GROWTH OF NET ASSETS

in millions

================================================================================
4/30/99                          $ 5.6
10/31/99                         $13.9
4/30/00                          $73.6
================================================================================


          See important fund and index disclosures inside front cover.

                            AIM LARGE CAP GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

                                [ COVER IMAGE ]

reimbursements squeeze their earnings and some biotech companies have been hurt by adverse decisions from the U.S. Food and Drug Administration.
    During the six-month reporting period, we trimmed our retail holdings, but we retained two stocks--Target and Home Depot--that we believe will continue to do well. Target, the former Dayton Hudson, operates more than 1,200 stores nationwide; it's a dominant force in the discount, mid-range and upscale formats. Home Depot, noted for its outstanding customer service, operates more than 950 stores coast to coast serving professional builders as well as "do-it-yourselfers." The company is opening a new chain of smaller hardware stores in the United States and is exporting its superstore concept to South America.

WHAT ARE SOME OF THE FUND'S MAJOR TECHNOLOGY HOLDINGS?
While a large percentage of the fund's holdings are in the technology sector, we own well-established, profitable companies that are leaders in their fields. Three of the fund's largest technology holdings--Nokia, Nortel Networks and Sun Microsystems--reported extremely strong quarterly earnings shortly before the close of the reporting period.
    Nokia, the world's largest maker of cellular telephones, reported that its revenue increased 69% and its earnings were up 71% from year-ago levels. Canada's Nortel Networks, North America's number-two maker of telecommunications products, reported that its quarterly revenue rose 48% to $6.3 billion--$1 billion higher than expected--and its earnings grew by almost 80%. And Sun Microsystems reported that its revenue increased 35% and its earnings 49% from year-earlier levels.
    We believe these companies, and the fund's other holdings, have the potential to outperform the market as a whole going forward.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
U.S. and foreign markets may remain volatile for some time because of rising interest rates and because some investors have yet to figure out the proper way to value high-growth technology companies. While the Fed traditionally refrains from raising interest rates during presidential elections, it has made clear its intention to continue raising rates as necessary to ensure inflation remains in check.
    Technology and telecommunications companies in the United States and elsewhere are producing innovative new products and infrastructure that could result in many years of above-average growth. While further Fed rate hikes could put pressure on more traditional sectors of the economy, many industry-leading technology companies have little debt, making them somewhat immune to the effects of rising interest rates. AIM Large Cap Growth Fund will continue to own well-managed, financially strong, industry-leading companies with the potential to appreciate in the years ahead.

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/00, including sales charges

================================================================================
CLASS A SHARES

Inception (3/1/99)          48.15%

1 Year                      50.32*

*59.10% excluding sales charges
================================================================================

================================================================================
CLASS B SHARES

Inception (4/5/99)          42.17%

1 Year                      52.80*

*57.80% excluding CDSC
================================================================================

================================================================================
CLASS C SHARES

Inception (4/5/99)          45.82%

1 Year                      56.80*

*57.80% excluding CDSC

Past performance cannot guarantee comparable future results.
================================================================================

               MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-
                TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE
               TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
                               PERFORMANCE SHOWN.


PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets

=====================================================================================================
TOP 10 HOLDINGS                                  TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------
 1. Nokia Corp. (Finland)                 4.14%   1. Communications Equipment                 16.73%
 2. Warner-Lambert Co.                    4.02    2. Computers (Software & Services)          15.71
 3. Nextel Communications, Inc.-Class A   3.97    3. Electronics (Semiconductors)              9.65
 4. Cisco Systems, Inc.                   3.96    4. Broadcasting (Television, Radio & Cable)  5.72
 5. JDS Uniphase Corp.                    3.66    5. Computers (Networking)                    5.24
 6. General Electric Co.                  3.65    6. Health Care (Diversified)                 4.82
 7. Target Corp.                          3.63    7. Telecommunications (Cellular/Wireless)    4.82
 8. Nortel Networks Corp. (Canada)        3.38    8. Electrical Equipment                      4.44
 9. VERITAS Software Corp.                3.10    9. Retail (General Merchandise)              3.63
10. Sun Microsystems, Inc.                3.00   10. Computers (Hardware)                      3.00

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=====================================================================================================



          See important fund and index disclosures inside front cover.

                            AIM LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

April 20, 2000
(Unaudited)

                                                     MARKET
                                        SHARES        VALUE
DOMESTIC COMMON STOCKS-80.56%

BIOTECHNOLOGY-1.45%

Amgen Inc.                                19,000   $ 1,064,000
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-5.72%

AT&T Corp.-Liberty Media Group-Class
  A(a)                                    27,300     1,363,294
--------------------------------------------------------------
Cablevision Systems Corp.-Class A(a)      29,700     2,010,319
--------------------------------------------------------------
Comcast Corp.-Class A(a)                  20,900       837,306
--------------------------------------------------------------
                                                     4,210,919
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-7.11%

Comverse Technology, Inc.(a)              15,200     1,355,650
--------------------------------------------------------------
JDS Uniphase Corp.(a)                     26,000     2,695,875
--------------------------------------------------------------
Motorola, Inc.                             6,400       762,000
--------------------------------------------------------------
QUALCOMM Inc.(a)                           3,900       422,906
--------------------------------------------------------------
                                                     5,236,431
--------------------------------------------------------------

COMPUTERS (HARDWARE)-3.00%

Sun Microsystems, Inc.(a)                 24,000     2,206,500
--------------------------------------------------------------

COMPUTERS (NETWORKING)-5.24%

Cisco Systems, Inc.(a)                    42,000     2,911,781
--------------------------------------------------------------
VeriSign, Inc.(a)                          6,800       947,750
--------------------------------------------------------------
                                                     3,859,531
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.75%

EMC Corp.(a)                               8,700     1,208,756
--------------------------------------------------------------
Network Appliance, Inc.(a)                11,000       813,312
--------------------------------------------------------------
                                                     2,022,068
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-14.44%

America Online, Inc.(a)                   17,600     1,052,700
--------------------------------------------------------------
BEA Systems, Inc.(a)                      37,600     1,814,200
--------------------------------------------------------------
Oracle Corp.(a)                           24,400     1,950,475
--------------------------------------------------------------
Siebel Systems, Inc.(a)                   14,300     1,757,112
--------------------------------------------------------------
VERITAS Software Corp.(a)                 21,250     2,279,395
--------------------------------------------------------------
Vitria Technology, Inc.(a)                11,400       421,087
--------------------------------------------------------------
webMethods, Inc.(a)                        2,000       180,000
--------------------------------------------------------------
Yahoo! Inc.(a)                             9,000     1,172,250
--------------------------------------------------------------
                                                    10,627,219
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-4.44%

Cree Research, Inc.(a)                     4,000       582,000
--------------------------------------------------------------
General Electric Co.                      17,100     2,688,975
--------------------------------------------------------------
                                                     3,270,975
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
ELECTRONICS (INSTRUMENTATION)-2.28%

PE Corp-PE Biosystems Group                7,900   $   474,000
--------------------------------------------------------------
Waters Corp.(a)                           12,700     1,203,325
--------------------------------------------------------------
                                                     1,677,325
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-6.94%

Broadcom Corp.-Class A(a)                  4,500       775,687
--------------------------------------------------------------
Intel Corp.(a)                            14,200     1,800,737
--------------------------------------------------------------
Linear Technology Corp.                    9,000       514,125
--------------------------------------------------------------
LSI Logic Corp.(a)                         9,000       562,500
--------------------------------------------------------------
Texas Instruments Inc.                     6,500     1,058,688
--------------------------------------------------------------
Xilinx, Inc.(a)                            5,400       395,550
--------------------------------------------------------------
                                                     5,107,287
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.09%

Applied Materials, Inc.(a)                 3,800       386,888
--------------------------------------------------------------
Teradyne, Inc.(a)                          3,800       418,000
--------------------------------------------------------------
                                                       804,888
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.53%

American Express Co.                       7,500     1,125,469
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-4.82%

Allergan, Inc.                            10,000       588,750
--------------------------------------------------------------
Warner-Lambert Co.                        26,000     2,959,125
--------------------------------------------------------------
                                                     3,547,875
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.71%

Genetech, Inc.(a)                          4,500       526,500
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.88%

Medtronic, Inc.                           26,600     1,381,538
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.97%

American International Group, Inc.         6,500       712,969
--------------------------------------------------------------

NATURAL GAS-1.89%

Enron Corp.                               20,000     1,393,750
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-2.50%

Home Depot, Inc. (The)                    32,800     1,838,850
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-3.63%

Target Corp.                              40,100     2,669,156
--------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.98%

Omnicom Group, Inc.                        7,900       719,394
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
SERVICES (COMPUTER SYSTEMS)-2.37%

Brocade Communications Systems,
  Inc.(a)                                 14,100   $ 1,748,400
--------------------------------------------------------------

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-4.82%

Nextel Communications, Inc.-Class
  A(a)                                    26,700     2,921,981
--------------------------------------------------------------
Powerwave Technologies, Inc.(a)            3,000       624,188
--------------------------------------------------------------
                                                     3,546,169
--------------------------------------------------------------
    Total Domestic Common Stocks
    (Cost $53,709,475)                              59,297,213
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-13.60%

CANADA-6.10%

Nortel Networks Corp.
  (Communications Equipment)              22,000     2,491,500
--------------------------------------------------------------
PMC-Sierra, Inc.
  (Electronics-Semiconductors)(a)         10,400     1,995,500
--------------------------------------------------------------
                                                     4,487,000
--------------------------------------------------------------

FINLAND-4.14%

Nokia Oyj-ADR (Communications
  Equipment)                              53,600     3,048,500
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE

ISRAEL-1.27%

Check Point Software Technologies
  Ltd. (Computers-Software &
  Services)(a)                             5,400   $   934,200
--------------------------------------------------------------

SWEDEN-2.09%

Telefonaktiebolaget LM Ericsson
  A.B.-ADR (Communications
  Equipment)                              17,400     1,538,813
--------------------------------------------------------------
    Total Foreign Stocks & Other
    Equity Interests (Cost
    $8,220,485)                                     10,008,513
--------------------------------------------------------------


MONEY MARKET FUNDS-7.20%

STIC Liquid Assets Portfolio(b)        2,649,795     2,649,795
--------------------------------------------------------------
STIC Prime Portfolio(b)                2,649,795     2,649,795
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $5,299,590)                                    5,299,590
--------------------------------------------------------------
TOTAL INVESTMENTS-101.36% (Cost
  $67,229,550)                                      74,605,316
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(1.36%)                                    (1,000,548)
--------------------------------------------------------------
NET ASSETS-100.00%                                 $73,604,768
==============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $67,229,550)                                  $ 74,605,316
------------------------------------------------------------
Receivables for:
  Investments sold                                   569,884
------------------------------------------------------------
  Capital stock sold                               1,950,500
------------------------------------------------------------
  Dividends                                           30,870
------------------------------------------------------------
Investment for deferred compensation plan              6,987
------------------------------------------------------------
Other assets                                          26,843
------------------------------------------------------------
    Total assets                                  77,190,400
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            3,307,162
------------------------------------------------------------
  Capital stock reacquired                            48,409
------------------------------------------------------------
  Deferred compensation plan                           6,987
------------------------------------------------------------
Accrued advisory fees                                123,320
------------------------------------------------------------
Accrued administrative services fees                   4,099
------------------------------------------------------------
Accrued distribution fees                             35,593
------------------------------------------------------------
Accrued directors' fees                                  576
------------------------------------------------------------
Accrued transfer agent fees                            9,083
------------------------------------------------------------
Accrued operating expenses                            50,403
------------------------------------------------------------
    Total liabilities                              3,585,632
------------------------------------------------------------
Net assets applicable to shares outstanding     $ 73,604,768
------------------------------------------------------------

NET ASSETS:

Class A                                         $ 37,924,966
============================================================
Class B                                         $ 24,563,019
============================================================
Class C                                         $ 11,116,783
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      2,283,145
------------------------------------------------------------
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      1,490,130
------------------------------------------------------------
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                        674,108
------------------------------------------------------------
Class A :
  Net asset value and redemption price per
    share                                       $      16.61
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.61
    divided by 94.50%)                          $      17.58
------------------------------------------------------------
Class B :
  Net asset value and offering price per share  $      16.48
------------------------------------------------------------
Class C :
  Net asset value and offering price per share  $      16.49
------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)


INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  $1,864)                                         $  120,681
------------------------------------------------------------
Interest                                                 346
------------------------------------------------------------
    Total investment income                          121,027
------------------------------------------------------------

EXPENSES:

Advisory fees                                        125,477
------------------------------------------------------------
Administrative services fee                           24,864
------------------------------------------------------------
Custodian fees                                         9,069
------------------------------------------------------------
Distribution fees-Class A                             30,672
------------------------------------------------------------
Distribution fees-Class B                             56,894
------------------------------------------------------------
Distribution fees-Class C                             24,007
------------------------------------------------------------
Transfer agent fees-Class A                           17,111
------------------------------------------------------------
Transfer agent fees-Class B                           13,893
------------------------------------------------------------
Transfer agent fees-Class C                            5,861
------------------------------------------------------------
Registration and filing fees                          39,818
------------------------------------------------------------
Directors' fees                                        3,538
------------------------------------------------------------
Other                                                 42,436
------------------------------------------------------------
    Total expenses                                   393,640
------------------------------------------------------------
Less: Fees waived                                    (10,880)
------------------------------------------------------------
    Expenses paid indirectly                          (2,469)
------------------------------------------------------------
    Net expenses                                     380,291
------------------------------------------------------------
Net investment income (loss)                        (259,264)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FUTURES CONTRACTS

Net realized gain from:
  Investment securities                            2,568,504
------------------------------------------------------------
  Futures contracts                                   11,585
------------------------------------------------------------
                                                   2,580,089
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            5,927,104
------------------------------------------------------------
  Foreign currencies                                  (6,343)
------------------------------------------------------------
  Futures contracts                                   (5,475)
------------------------------------------------------------
                                                   5,915,286
------------------------------------------------------------
Net gain on investment securities, foreign
  currencies and futures contracts                 8,495,375
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                      $8,236,111
------------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the period March 1, 1999 (date operations commenced) through October 31, 1999
(Unaudited)

                                                               APRIL 30,     OCTOBER 31,
                                                                 2000           1999
                                                              -----------    -----------
OPERATIONS:

  Net investment income (loss)                                $  (259,264)   $   (46,810)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                    2,580,089       (429,952)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts        5,915,286      1,454,137
----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        8,236,111        977,375
----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      25,978,211      7,163,788
----------------------------------------------------------------------------------------
  Class B                                                      16,462,403      4,882,266
----------------------------------------------------------------------------------------
  Class C                                                       9,058,617        845,997
----------------------------------------------------------------------------------------
    Net increase in net assets                                 59,735,342     13,869,426
----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          13,869,426             --
----------------------------------------------------------------------------------------
  End of period                                               $73,604,768    $13,869,426
========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $64,380,202    $12,880,971
----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (294,994)       (35,730)
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and futures contracts        2,150,137       (429,952)
----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                            7,369,423      1,454,137
----------------------------------------------------------------------------------------
                                                              $73,604,768    $13,869,426
========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
C. Distributions--Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $380,100 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses--Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets over $2 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses of Class A Shares to 1.95% (e.g. if AIM waives 0.42% of Class A expenses, AIM will also waive 0.42% of Class B and Class C expenses. During the six months ended April 30, 2000, AIM waived fees of $10,880.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2000, AIM was paid $24,864 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $23,161 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $30,672, $56,894 and 24,007, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $57,916 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $10,611 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the six months ended April 30, 2000, the Fund paid legal fees of $2,531 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $178 and $2,291, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $2,469 during the six months ended April 30, 2000.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $62,775,768 and $14,346,360, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of investment securities     $ 8,769,104
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (1,395,112)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities           $ 7,373,992
==========================================================================
Cost of investments for tax purposes is $67,231,324.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2000 and the period March 1, 1999 (date operations commenced) through October 31, 1999 were as follows:

                                                                  APRIL 30, 2000           OCTOBER 31, 1999
                                                              -----------------------   -----------------------
                                                               SHARES       AMOUNT       SHARES       AMOUNT
                                                              ---------   -----------   ---------   -----------
Sold:
  Class A                                                     2,071,779   $33,927,126     788,751   $ 8,217,840
---------------------------------------------------------------------------------------------------------------
  Class B                                                     1,164,223    18,258,030     577,653     6,130,128
---------------------------------------------------------------------------------------------------------------
  Class C                                                       630,972     9,623,564      85,761       907,295
---------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                      (477,997)   (7,948,915)    (99,388)   (1,054,052)
---------------------------------------------------------------------------------------------------------------
  Class B                                                      (134,854)   (1,795,627)   (116,892)   (1,247,862)
---------------------------------------------------------------------------------------------------------------
  Class C                                                       (36,928)     (564,947)     (5,697)      (61,298)
---------------------------------------------------------------------------------------------------------------
                                                              3,217,195   $51,499,231   1,230,188   $12,892,051
===============================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                            CLASS A
                                                              ------------------------------------
                                                                                      MARCH 1,
                                                                                        1999
                                                                                  (DATE OPERATIONS
                                                              SIX MONTHS ENDED     COMMENCED) TO
                                                                 APRIL 30,          OCTOBER 31,
                                                                  2000(a)               1999
                                                              ----------------    ----------------
Net asset value, beginning of period                              $ 11.29              $10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.09)              (0.04)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             5.41                1.33
--------------------------------------------------------------------------------------------------
         Total from investment operations                            5.32                1.29
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 16.61              $11.29
==================================================================================================
Total return(b)                                                     47.12%              13.70%
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $37,925              $7,785
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.94%(c)            1.53%(d)
==================================================================================================
  Without fee waivers                                                2.00%(c)            3.63%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets         (1.20)%(c)          (0.59)%(d)
==================================================================================================
Portfolio turnover rate                                                43%                 21%
==================================================================================================

(a)  Calculated using average shares outstanding during the period.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $17,623,212.
(d)  Annualized.

                                                               CLASS B                               CLASS C
                                                 -----------------------------------   ------------------------------------
                                                                        APRIL 5,                               APRIL 5,
                                                                          1999                                   1999
                                                                      (DATE SALES                            (DATE SALES
                                                 SIX MONTHS ENDED    COMMENCED) TO     SIX MONTHS ENDED     COMMENCED) TO
                                                    APRIL 30,         OCTOBER 31,         APRIL 30,          OCTOBER 31,
                                                     2000(a)            1999(a)            2000(a)             1999(a)
                                                 ----------------   ----------------   ----------------    ----------------
Net asset value, beginning of period                 $ 11.25            $ 11.02            $ 11.25              $11.02
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.14)             (0.08)             (0.15)              (0.08)
---------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                         5.37               0.31               5.39                0.31
---------------------------------------------------------------------------------------------------------------------------
         Total from investment operations               5.23               0.23               5.24                0.23
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 16.48            $ 11.25            $ 16.49              $11.25
===========================================================================================================================
Total return(b)                                        46.48%             2.09%              46.58%               2.09%
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $24,563            $ 5,183            $11,117              $  901
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                      2.63%(c)           2.23%(d)           2.63%(c)            2.23%(d)
===========================================================================================================================
  Without fee waivers                                   2.69%(c)           4.33%(d)           2.69%(c)            4.33%(d)
===========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                   (1.90)%(c)         (1.29)%(d)         (1.90)%(c)          (1.29)%(d)
===========================================================================================================================
Portfolio turnover rate                                   43%                21%                43%                 21%
===========================================================================================================================

(a)  Calculated based upon the average shares outstanding during the period.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $11,441,260 and $4,827,692 for Class B and Class C, respectively.
(d)  Annualized.

BOARD OF DIRECTORS                           OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                             Charles T. Bauer                         11 Greenway Plaza
Chairman                                     Chairman                                 Suite 100
A I M Management Group Inc.                                                           Houston, TX 77046
                                             Robert H. Graham
Bruce L. Crockett                            President                                INVESTMENT ADVISOR
Director
ACE Limited;                                 Carol F. Relihan                         A I M Advisors, Inc.
Formerly Director, President, and            Senior Vice President and Secretary      11 Greenway Plaza
Chief Executive Officer                                                               Suite 100
COMSAT Corporation                           Gary T. Crum                             Houston, TX 77046
                                             Senior Vice President
Owen Daly II                                                                          TRANSFER AGENT
Director                                     Edgar M. Larsen
Cortland Trust Inc.                          Senior Vice President                    A I M Fund Services, Inc.
                                                                                      P.O. Box 4739
Edward K. Dunn Jr.                           Dana R. Sutton                           Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;         Vice President and Treasurer
Formerly Vice Chairman and President,                                                 CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and     Melville B. Cox
President, Mercantile Bankshares             Vice President                           State Street Bank and Trust Company
                                                                                      225 Franklin Street
Jack Fields                                  Mary J. Benson                           Boston, MA 02110
Chief Executive Officer                      Assistant Vice President and
Texana Global, Inc.;                         Assistant Treasurer                      COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives         Sheri Morris                             Ballard Spahr
                                             Assistant Vice President and             Andrews & Ingersoll, LLP
Carl Frischling                              Assistant Treasurer                      1735 Market Street
Partner                                                                               Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP        Renee A. Friedli
                                             Assistant Secretary                      COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer        P. Michelle Grace                        Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                  Assistant Secretary                      919 Third Avenue
                                                                                      New York, NY 10022
Prema Mathai-Davis                           Nancy L. Martin
Chief Executive Officer, YWCA of the U.S.A.  Assistant Secretary                      DISTRIBUTOR

Lewis F. Pennock                             Ofelia M. Mayo                           A I M Distributors, Inc.
Attorney                                     Assistant Secretary                      11 Greenway Plaza
                                                                                      Suite 100
Louis S. Sklar                               Lisa A. Moss                             Houston, TX 77046
Executive Vice President                     Assistant Secretary
Hines Interests
Limited Partnership                          Kathleen J. Pflueger
                                             Assistant Secretary

                                             Samuel D. Sirko
                                             Assistant Secretary

                      ------------------------------------

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                               AIM INVESTOR LINE,

                                 800-246-5463,

                            PROVIDES CURRENT ACCOUNT

                           INFORMATION AND THE PRICE,

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                           DAY. YOU CAN ALSO ORDER A

                           YEAR-TO-DATE STATEMENT OF

                                 YOUR ACCOUNT.

                      ------------------------------------

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
THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                          MONEY MARKET FUNDS                     A I M Management Group Inc. has
AIM Aggressive Growth Fund                            AIM Money Market Fund                  provided leadership in the mutual
AIM Blue Chip Fund                                    AIM Tax-Exempt Cash Fund               fund industry since 1976 and
AIM Capital Development Fund                                                                 managed approximately $176 billion
AIM Constellation Fund(1)                             INTERNATIONAL GROWTH FUNDS             in assets for more than 7.4 million
AIM Dent Demographic Trends Fund                      AIM Advisor International Value Fund   shareholders, including individual
AIM Emerging Growth Fund                              AIM Asian Growth Fund                  investors, corporate clients and
AIM Large Cap Growth Fund                             AIM Developing Markets Fund            financial institutions, as of March
AIM Large Cap Opportunities Fund                      AIM Euroland Growth Fund(5)            31, 2000.
AIM Mid Cap Equity Fund                               AIM European Development Fund              The AIM Family of Funds--Registered
AIM Mid Cap Growth Fund                               AIM International Equity Fund          Trademark-- is distributed
AIM Mid Cap Opportunities Fund(2)                     AIM Japan Growth Fund                  nationwide, and AIM today is the
AIM Select Growth Fund                                AIM Latin American Growth Fund         eighth-largest mutual fund complex
AIM Small Cap Growth Fund(3)                                                                 in the United States in assets
AIM Small Cap Opportunities Fund(4)                   GLOBAL GROWTH FUNDS                    under management, according to
AIM Value Fund                                        AIM Global Aggressive Growth Fund      Strategic Insight, an independent
AIM Weingarten Fund                                   AIM Global Growth Fund                 mutual fund monitor.
                                                      AIM Global Trends Fund(6)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                                 GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Real Estate Fund                          AIM Global Utilities Fund
AIM Balanced Fund
AIM Basic Value Fund                                  GLOBAL INCOME FUNDS
AIM Charter Fund                                      AIM Global Income Fund
                                                      AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund                                THEME FUNDS
AIM High Yield Fund                                   AIM Global Consumer Products and Services Fund
AIM High Yield Fund II                                AIM Global Financial Services Fund
AIM Income Fund                                       AIM Global Health Care Fund
AIM Intermediate Government Fund                      AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund                    AIM Global Resources Fund
                                                      AIM Global Telecommunications and Technology Fund
TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund


(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


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